                       American Honda Finance Corporation
             Servicer's Certificate - Honda Auto Lease Trust 1999-A

  Distribution Date of March 15, 2001 for the Collection Period of February 1,
                         2001 through February 28, 2001


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                       3,300,158,606.28

Servicer Advance                                                                                          --
Servicer Payahead                                                                               7,383,934.30
Number of Contracts                                                                                  172,598
Weighted Average Lease Rate (Discounted)                                                                9.05%
Weighted Average Lease Rate                                                                             6.29%
Weighted Average Remaining Term                                                                        30.48
Servicing Fee Percentage (annual)                                                                       1.00%


POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                            2,260,297,153.63
  Number of Current Contracts                                                                        144,965
  Weighted Average Lease Rate (Discounted)                                                              9.04%
  Weighted Average Lease Rate                                                                           6.28%
  Weighted Average Remaining Term                                                                      11.10

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RESERVE FUND:
  Initial Deposit Amount                                                                      115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and iii are satisfied)                              5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                        181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or iii are not satisfied)                           6.50%
  Specified Reserve Fund Amount (if Tests i, ii or iii are not satisfied)                     214,081,288.79

  Beginning Balance                                                                           181,145,705.90
  Net Investment Income Retained                                                                          --
  Deposit Amount                                                                                          --
  Withdrawal Amount                                                                                       --
  Excess Reserve Amount Released                                                                        0.00
  Ending Balance                                                                              181,145,705.90
  Specified Reserve Fund Balance                                                              181,145,705.90
  Net Investment Income                                                                           792,865.54
  Cumulative Withdrawal Amount                                                                  4,379,607.87

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CREDIT LOSSES :                                                              Vehicle Count         Amount

  Contracts Charged-off During the Collection Period                              150
  Discounted Principal Balance                                                                  2,323,495.39
  Net Liquidation Proceeds for the Collection Period                                           (1,650,237.99)
  Recoveries - Previously Charged-off Contracts                                                   358,416.74
          Aggregate Credit Losses for the Collection Period                                       314,840.66

  Repossessions for the Collection Period                                                                124
  Cumulative Credit Losses for all Periods                                                      8,887,131.76

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period                                                                  0.38%
    First Preceding Collection Period                                                                   0.32%
    Current Collection Period                                                                           0.16%

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TEST (i) (CHARGE-OFF RATE TEST)
Three Month Average                                                                                     0.29%
Charge-off Rate Test (Test satisfied if [less than or equal to] 1.5%)                          Test Satisfied

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                                                                                                                      Discounted
DELINQUENT CONTRACTS:                                                             Percent    Accounts   Percent    Principal Balance
  31-60 Days Delinquent                                                            0.98%       1,427     0.96%        21,649,550.74
  61-90 Days Delinquent                                                            0.19%        282      0.19%         4,329,140.46
 Over 90 Days Delinquent                                                           0.14%        208      0.14%         3,192,544.99
  Total Delinquencies                                                                          1,917                  29,171,236.19


RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                    0.34%
    First Preceding Collection Period                                                                                     0.37%
    Current Collection Period                                                                                             0.34%

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TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                                                                       0.35%
Delinquency Rate Test (Test satisfied if [less than or equal to] 1.5%)                                           Test Satisfied
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
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RESIDUAL VALUE (GAIN) LOSS:                                                                   Vehicles
                                                                                              --------
  Matured Lease Vehicle Inventory Sold                                                           475              7,159,396.75
  Net Liquidation Proceeds                                                                                       (6,544,402.21)
  Net Residual Value (Gain) Loss                                                                                    614,994.54
  Cumulative Residual Value (Gain) Loss all periods                                                               2,471,200.51

                                                                                               Average             Average
MATURED VEHICLES SOLD FOR                                Number   Scheduled      Sale      Net Liquidation        Residual
EACH COLLECTION PERIOD:                                   Sold    Maturities     Ratio        Proceeds              Value
                                                          ----    ----------     -----        --------              -----
  Second Preceding Collection Period                      191        253        75.49%        14,979.69           16,379.24
  First Preceding Collection Period                       385        456        84.43%        14,229.82           15,557.58
  Current Collection Period                               475        511        92.95%        13,777.69           15,072.41
  Three Month Average                                                                         14,329.07           15,669.74
                                                                                                                 ----------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                     91.44%
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
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                                                                                               CURRENT PERIOD
TEST (iii) (RESIDUAL VALUE TEST)                                                                AMOUNT/RATIO           TEST MET?
--------------------------------                                                                ------------           ---------
a) Number of Vehicles Sold > 45% of Scheduled Maturities and >= 500 Scheduled Maturities           92.95%                 No
b) 3 Month Average Matured Leased Vehicle Proceeds [less than] 75% of Average Residual Values      91.44%                 Yes
Residual Value Test  (Test satisfied if tests a or b = Yes)                                                         Test Satisfied
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SERVICER'S FEE DUE:                                                                                                       Amount
                                                                                                                          ------
Prior Cumulative Servicer's Fee Shortfall                                                                                      -
Servicer's Fee Due This Collection Period                                                                              1,935,836.81
Servicer's Fee Paid                                                                                                    1,935,836.81
Current Cumulative Servicer's Fee Shortfall                                                                                    -
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ADVANCES AND PAYAHEADS:                                                                                                  Amount
                                                                                                                         ------
ADVANCES
Prior Outstanding Servicer Advances                                                                                    1,305,237.19
Net Advance/(Recovery) This Period                                                                                       247,868.98
Nonrecoverable Prior Advances                                                                                           (187,337.22)
Current Outstanding Servicer Advances                                                                                  1,365,768.95
PAYAHEAD ACCOUNT
Prior Outstanding Payahead Balance                                                                                     7,619,954.17
Net Allocation/(Collections) of Advanced Payments This Period                                                          1,244,200.64
Current Outstanding Payahead Balance                                                                                   6,375,753.53
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

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                                                                                                    Securities
                                                                                                     Balance            Class A1
                                                                                     Total           (99.8%)            Balance
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
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                  15,478,348.70     15,447,392.00
 Interest Related To Prepayments in Full                                            161,898.00        161,574.20
 Interest Related To Full Term and Over Term Payoffs                                        --                --
 Interest Related to Reallocation Payments                                           18,469.07         18,432.13
 Excess Liquidation Proceeds                                                                --                --
 Recoveries                                                                         358,416.74        357,699.91
     Available Interest                                                          16,017,132.51     15,985,098.24
PRINCIPAL
 Scheduled Principal Collections                                                 28,087,056.61     28,030,882.50
 Prepayments In Full                                                             12,463,378.96     12,438,452.20
 Full Term and Over Term Payoffs                                                 11,188,308.39     11,165,931.77
 Reallocation Payment                                                             1,485,384.26      1,482,413.49
 Net Liquidation Proceeds                                                         8,194,640.20      8,178,250.92
        Available Principal                                                      61,418,768.42     61,295,930.88
WITHDRAWAL FROM RESERVE FUND                                                                --                --
TOTAL OF SOURCES FOR DISTRIBUTION                                                77,435,900.93

DISTRIBUTIONS:
INTEREST
 Transferor Interest                                                                 28,162.59
 Capped Trustee Fees                                                                        --                --
 Class A Interest                                                                10,713,583.62     10,713,583.62                --
 Class A Interest Carryover Shortfalls                                                      --                --                --
 Class B Interest                                                                   365,750.00        365,750.00
 Class B Interest Carryover Shortfalls                                                      --                --
 Class C Interest                                                                   379,500.00        379,500.00
 Class C Interest Carryover Shortfalls                                                      --                --
 Capped Contingent and Excess Liability Premiums                                            --                --
 Capped Origination Trust Administrative Expenses                                           --                --
 Other Capped Trustee Fees                                                                  --                --
 Servicer's Fee                                                                   1,935,836.81      1,931,965.14
 Unpaid Servicer's Fees Related to Prior Collection Periods                                 --                --
 Reserve Fund Deposit                                                                       --                --
 Certificate Interest                                                             1,201,051.93      1,201,051.93
 Certificate Interest Carryover Shortfall                                                   --                --
 Excess Interest to Transferor                                                              --
          TOTAL DISTRIBUTIONS OF INTEREST                                        14,623,884.96     14,591,850.70                --

PRINCIPAL
 Transferor Principal                                                               122,837.54
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes                           61,295,930.88     61,295,930.88                --
 Principal Distribution to A-5, B and C Notes                                               --                --
 Principal Distribution to Certificates                                                     --                --
 Class A Covered Loss Amount                                                      1,285,675.44      1,285,675.44                --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover Shortfall              --                --                --
 Class B Covered and Uncovered Loss Amount                                                  --                --
 Class C Covered and Uncovered Loss Amount                                                  --                --
 Class B Note Principal Loss Carryover Shortfall                                            --                --
 Class C Note Principal Loss Carryover Shortfall                                            --                --
 Class B Note Interest on Principal Loss Carryover Shortfall                                --                --
 Class C Note Interest on Principal Loss Carryover Shortfall                                --                --
 Certificate Principal Loss Amount/Certificate Principal Carryover Shortfall        107,572.11        107,572.11
 Uncapped Administrative Expenses (paid to the Trustees)                                    --                --
          TOTAL DISTRIBUTIONS OF PRINCIPAL                                       62,812,015.97     62,689,178.43                --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                                            --                --
 Current Period Increase (Decrease)                                                                           --                --
 Ending Balance                                                                                               --                --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                                3,682,755.53      3,673,155.55                --
 Current Period Increase (Decrease)                                                 (83,819.77)       (86,451.47)               --
 Ending Balance                                                                   3,598,935.76      3,586,704.08                --
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
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                                                                                    Class A2         Class A3         Class A4
                                                                                    Balance          Balance          Balance
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
COLLECTIONS:
INTEREST
 Scheduled Interest Collections
 Interest Related To Prepayments in Full
 Interest Related To Full Term and Over Term Payoffs
 Interest Related to Reallocation Payments
 Excess Liquidation Proceeds
 Recoveries
     Available Interest
PRINCIPAL
 Scheduled Principal Collections
 Prepayments In Full
 Full Term and Over Term Payoffs
 Reallocation Payment
 Net Liquidation Proceeds
        Available Principal
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
 Transferor Interest
 Capped Trustee Fees
 Class A Interest                                                                           --       866,458.62     5,375,000.00
 Class A Interest Carryover Shortfalls                                                      --               --               --
 Class B Interest
 Class B Interest Carryover Shortfalls
 Class C Interest
 Class C Interest Carryover Shortfalls
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee
 Unpaid Servicer's Fees Related to Prior Collection Periods
 Reserve Fund Deposit
 Certificate Interest
 Certificate Interest Carryover Shortfall
 Excess Interest to Transferor
          TOTAL DISTRIBUTIONS OF INTEREST                                                   --       866,458.62     5,375,000.00

PRINCIPAL
 Transferor Principal
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes                                      --    61,295,930.88               --
 Principal Distribution to A-5, B and C Notes
 Principal Distribution to Certificates
 Class A Covered Loss Amount                                                                --     1,285,675.44               --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover Shortfall              --               --               --
 Class B Covered and Uncovered Loss Amount
 Class C Covered and Uncovered Loss Amount
 Class B Note Principal Loss Carryover Shortfall
 Class C Note Principal Loss Carryover Shortfall
 Class B Note Interest on Principal Loss Carryover Shortfall
 Class C Note Interest on Principal Loss Carryover Shortfall
 Certificate Principal Loss Amount/Certificate Principal Carryover Shortfall
 Uncapped Administrative Expenses (paid to the Trustees)
          TOTAL DISTRIBUTIONS OF PRINCIPAL                                                  --    62,581,606.32               --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                          --               --               --
 Current Period Increase (Decrease)                                                         --               --               --
 Ending Balance                                                                             --               --               --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                                          --               --               --
 Current Period Increase (Decrease)                                                         --               --               --
 Ending Balance                                                                             --               --               --
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
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                                                                                    Class A5         Class B          Class C
                                                                                    Balance          Balance          Balance
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
COLLECTIONS:
INTEREST
 Scheduled Interest Collections
 Interest Related To Prepayments in Full
 Interest Related To Full Term and Over Term Payoffs
 Interest Related to Reallocation Payments
 Excess Liquidation Proceeds
 Recoveries
     Available Interest
PRINCIPAL
 Scheduled Principal Collections
 Prepayments In Full
 Full Term and Over Term Payoffs
 Reallocation Payment
 Net Liquidation Proceeds
        Available Principal
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
 Transferor Interest
 Capped Trustee Fees
 Class A Interest                                                                 4,472,125.00
 Class A Interest Carryover Shortfalls                                                      --
 Class B Interest                                                                                    365,750.00
 Class B Interest Carryover Shortfalls                                                                       --
 Class C Interest                                                                                                     379,500.00
 Class C Interest Carryover Shortfalls                                                                                        --
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee
 Unpaid Servicer's Fees Related to Prior Collection Periods
 Reserve Fund Deposit
 Certificate Interest
 Certificate Interest Carryover Shortfall
 Excess Interest to Transferor
          TOTAL DISTRIBUTIONS OF INTEREST                                         4,472,125.00       365,750.00       379,500.00

PRINCIPAL
 Transferor Principal
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes
 Principal Distribution to A-5, B and C Notes                                               --               --               --
 Principal Distribution to Certificates
 Class A Covered Loss Amount                                                                --
 Class A Note Principal Loss Amount/Class A Note Principal Carryover Shortfall              --
 Class B Covered and Uncovered Loss Amount                                                                   --
 Class C Covered and Uncovered Loss Amount                                                                                    --
 Class B Note Principal Loss Carryover Shortfall                                                             --
 Class C Note Principal Loss Carryover Shortfall                                                                              --
 Class B Note Interest on Principal Loss Carryover Shortfall                                                 --
 Class C Note Interest on Principal Loss Carryover Shortfall                                                                  --
 Certificate Principal Loss Amount/Certificate Principal Carryover Shortfall
 Uncapped Administrative Expenses (paid to the Trustees)
 TOTAL DISTRIBUTIONS OF PRINCIPAL                                                           --               --               --

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                          --               --               --
 Current Period Increase (Decrease)                                                         --               --               --
 Ending Balance                                                                             --               --               --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                                          --               --               --
 Current Period Increase (Decrease)                                                         --               --               --
 Ending Balance                                                                             --               --               --
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

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                                                                                                    Transferor
                                                                                  Certificate        Interest
                                                                                    Balance           Balance
----------------------------------------------------------------------------------------------------------------
COLLECTIONS:
INTEREST
 Scheduled Interest Collections                                                                        30,956.70
 Interest Related To Prepayments in Full                                                                  323.80
 Interest Related To Full Term and Over Term Payoffs                                                          --
 Interest Related to Reallocation Payments                                                                 36.94
 Excess Liquidation Proceeds                                                                                  --
 Recoveries                                                                                               716.83
     Available Interest                                                                                32,034.27
PRINCIPAL
 Scheduled Principal Collections                                                                       56,174.11
 Prepayments In Full                                                                                   24,926.76
 Full Term and Over Term Payoffs                                                                       22,376.62
 Reallocation Payment                                                                                   2,970.77
 Net Liquidation Proceeds                                                                              16,389.28
        Available Principal                                                                           122,837.54
WITHDRAWAL FROM RESERVE FUND
TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
 Transferor Interest                                                                                   28,162.59
 Capped Trustee Fees
 Class A Interest
 Class A Interest Carryover Shortfalls
 Class B Interest
 Class B Interest Carryover Shortfalls
 Class C Interest
 Class C Interest Carryover Shortfalls
 Capped Contingent and Excess Liability Premiums
 Capped Origination Trust Administrative Expenses
 Other Capped Trustee Fees
 Servicer's Fee                                                                                         3,871.67
 Unpaid Servicer's Fees Related to Prior Collection Periods                                                   --
 Reserve Fund Deposit
 Certificate Interest                                                             1,201,051.93
 Certificate Interest Carryover Shortfall                                                   --
 Excess Interest to Transferor                                                                                --
          TOTAL DISTRIBUTIONS OF INTEREST                                         1,201,051.93         32,034.27

PRINCIPAL
 Transferor Principal                                                                                 122,837.54
 Principal Distribution to A-1, A-2, A-3 and A-4 Notes
 Principal Distribution to A-5, B and C Notes
 Principal Distribution to Certificates                                                     --
 Class A Covered Loss Amount
 Class A Note Principal Loss Amount/Class A Note Principal Carryover Shortfall
 Class B Covered and Uncovered Loss Amount
 Class C Covered and Uncovered Loss Amount
 Class B Note Principal Loss Carryover Shortfall
 Class C Note Principal Loss Carryover Shortfall
 Class B Note Interest on Principal Loss Carryover Shortfall
 Class C Note Interest on Principal Loss Carryover Shortfall
 Certificate Principal Loss Amount/Certificate Principal Carryover Shortfall        107,572.11
 Uncapped Administrative Expenses (paid to the Trustees)
          TOTAL DISTRIBUTIONS OF PRINCIPAL                                          107,572.11        122,837.54

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
 Beginning Balance                                                                          --
 Current Period Increase (Decrease)                                                         --
 Ending Balance                                                                             --
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
 Beginning Balance                                                                3,673,155.55          9,599.98
 Current Period Increase (Decrease)                                                 (86,451.47)         2,631.70
 Ending Balance                                                                   3,586,704.08         12,231.68
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

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
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                                                                               Securities           Class A1           Class A2
                                                               Total          Balance (99.8%)       Balance            Balance
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
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS:
Interest Distributions                                       14,623,884.96      14,591,850.70                 --                 --
Principal Distributions                                      62,812,015.97      62,689,178.43                 --                 --
          Total Distributions                                77,435,900.93      77,281,029.13                 --                 --


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                     3,300,158,606.28
Initial Note/Certificate Balance                                             3,293,558,289.00     380,000,000.00     360,000,000.00
Percent of ANIV                                                                         99.80%             11.51%             10.91%
Class Allocation Percentage                                                                                12.89%             12.22%
Note/Certificate Factor                                                                                     1.00               1.00
Note/Certificate Rate                                                                                      5.445%             5.875%
Servicer Advance                                                        --
Servicer Payahead                                             7,383,934.30
Number of Contracts                                                172,598
Weighted Average Lease Rate                                           6.29%
Weighted Average Lease Rate (Discounted)                              9.05%
Weighted Average Remaining Term                                      30.48
Servicing Fee Percentage                                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)                     2,323,004,173.81
Note/Certificate Balance                                                     2,318,329,474.01                 --                 --
Percent of ANIV                                                                         99.80%              0.00%              0.00%
Class Allocation Percentage                                                                                 0.00%              0.00%
Note/Certificate Factor                                                                                     0.00               0.00
Servicer Advance                                              1,305,237.19
Servicer Payahead                                             7,619,954.17
Number of Contracts                                                147,331
Weighted Average Lease Rate                                           6.28%
Weighted Average Lease Rate (Discounted)                              9.04%
Weighted Average Remaining Term                                      12.01
Servicing Fee Percentage                                              1.00%
Number of Days in the Accrual Period                                                                          31                 31

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)                     2,260,297,153.63
Note/Certificate Balance                                                     2,255,747,867.69                 --                 --
Percent of ANIV                                                                         99.80%              0.00%              0.00%
Class Allocation Percentage                                                                                 0.00%              0.00%
Note/Certificate Factor                                                                                     0.00               0.00
Servicer Advance                                              1,365,768.95
Servicer Payahead                                             6,375,753.53
Number of Contracts                                                144,965
Weighted Average Lease Rate                                           6.28%
Weighted Average Lease Rate (Discounted)                              9.04%
Weighted Average Remaining Term                                      11.10
Servicing Fee Percentage                                              1.00%
Number of Days in the Accrual Period                                                                          28                 28


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
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                                                              Class A3           Class A4           Class A5           Class B
                                                              Balance            Balance            Balance            Balance
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
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS
Interest Distributions                                          866,458.62       5,375,000.00       4,472,125.00         365,750.00
Principal Distributions                                      62,581,606.32                 --                 --                 --
          Total Distributions                                63,448,064.94       5,375,000.00       4,472,125.00         365,750.00


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Initial Note/Certificate Balance                            400,000,000.00   1,000,000,000.00     807,000,000.00      66,000,000.00
Percent of ANIV                                                      12.12%             30.30%             24.45%              2.00%
Class Allocation Percentage                                          13.57%             33.93%             27.38%            100.00%
Note/Certificate Factor                                               1.00               1.00               1.00               1.00
Note/Certificate Rate                                                6.100%             6.450%             6.650%             6.650%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                                    170,450,876.92   1,000,000,000.00     807,000,000.00      66,000,000.00
Percent of ANIV                                                       7.34%             43.05%             34.74%              2.84%
Class Allocation Percentage                                           8.62%             50.57%             40.81%            100.00%
Note/Certificate Factor                                               0.43               1.00               1.00               1.00
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                                    30                 30                 30                 30

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                                    107,869,270.60   1,000,000,000.00     807,000,000.00      66,000,000.00
Percent of ANIV                                                       4.77%             44.24%             35.70%              2.92%
Class Allocation Percentage                                           5.63%             52.22%             42.14%            100.00%
Note/Certificate Factor                                               0.27               1.00               1.00               1.00
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                                    30                 30                 30                 30


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                                                                                                   Transferor
                                                              Class C          Certificate          Interest
                                                              Balance            Balance            Balance
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS
Interest Distributions                                          379,500.00       1,201,051.93          32,034.27
Principal Distributions                                                 --         107,572.11         122,837.54
          Total Distributions                                   379,500.00       1,308,624.05         154,871.80


ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Initial Note/Certificate Balance                             66,000,000.00     214,558,289.00       6,600,317.28
Percent of ANIV                                                       2.00%              6.50%              0.20%
Class Allocation Percentage                                         100.00%            100.00%
Note/Certificate Factor                                               1.00               1.00
Note/Certificate Rate                                                6.900%             6.900%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                                     66,000,000.00     208,878,597.09       4,674,699.80
Percent of ANIV                                                       2.84%              8.99%              0.20%
Class Allocation Percentage                                         100.00%            100.00%
Note/Certificate Factor                                               1.00               0.97
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                                    30                 30

POOL DATA CURRENT MONTH
Aggregate Net Investment Value (ANIV)
Note/Certificate Balance                                     66,000,000.00     208,878,597.09       4,549,285.94
Percent of ANIV                                                       2.92%              9.24%              0.20%
Class Allocation Percentage                                         100.00%            100.00%
Note/Certificate Factor                                               1.00               0.97
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Lease Rate (Discounted)
Weighted Average Remaining Term
Servicing Fee Percentage
Number of Days in the Accrual Period                                    30                 30


I hereby certify to the best of my knowledge that the report provided is true and correct.



--------------------------------------------------
John Weisickle, Vice President Finance